SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) August 14, 2002.

                      INTREPID TECHNOLOGY & RESOURCES, INC.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)



         Idaho                           000-30065               82-0230842
         -----                           ---------               ----------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
of incorporation)                                         Identification Number)

501 Broadway, Suite 200, Idaho Falls, Idaho             83402
-------------------------------------------             -----
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: (208) 529-5337


ITEM 1. Changes in Control of Registrant.

None.

ITEM 2.  Acquisition or Disposition of Assets.

None.

ITEM 3. Bankruptcy or Receivership.

None.

ITEM 4.  Changes in Registrant's Certifying Accountant.

None.


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ITEM 5.  Other Events.

None.

ITEM 6.  Resignations of Registrant's Directors

Mr. Donald L. Delaney and Mr. Robert L. Delaney have resigned from the Intrepid Technology & Resources, Inc. ("ITR") board of directors to pursue other business opportunities. These resignations were effective as of the close of business on August 14, 2002. The ITR board of directors is now composed of two outside directors: Mr. Michael Lafleur and Mr. William Myers; and two inside directors:
Dr. Dennis Keiser and Vice-President/Secretary Jacob D. Dustin. A search for suitable replacement(s) has been initiated, with special emphasis on a highly qualified outside director to head the internal corporate audit committee.

ITEM 7.  Financial Statements and Exhibits.

None.

ITEM 8.  Change in Fiscal Year.

None.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INTREPID TECHOLOGY & RESOURCES, INC.

                                                             /s/ Jacob D. Dustin
                                                             -------------------
                                                      Jacob D. Dustin, Secretary
                                                           Date: August 16, 2002